                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 23, 1999

                     SECURITY FIRST TECHNOLOGIES CORPORATION
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)

            DELAWARE                  000-24931         58-2395199
  -----------------------------     -------------   -------------------
  (State or other jurisdiction      (Commission       (IRS Employer
        of incorporation)           File Number)    Identification No.)

           3390 PEACHTREE ROAD, NE, SUITE 1700, ATLANTA, GEORGIA 30326
           -----------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (404) 812-6200

                                 NOT APPLICABLE
    ------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

          (a) On September 24, 1999, Security First Technologies Corporation, or S1, announced, in a press release attached as Exhibit 99.1, that it had entered into an Agreement and Plan of Merger (the "Merger Agreement") by which S1 will acquire VerticalOne Corporation in a stock-for-stock exchange. The Merger Agreement and the share of S1 common stock to be issued in the merger are subject to applicable stockholder approvals of both S1 and VerticalOne and any required regulatory filings and notices, as well as customary closing conditions. The Merger Agreement is filed as Exhibit 2.1 and incorporated by reference herein.

          (b) On the same day, as also set forth in the attached press release, S1 invested $15.0 million in VerticalOne by purchasing a new Series C preferred stock. VerticalOne issued 2,608,242 shares of VerticalOne Series C preferred stock to S1 at a purchase price of $5.751 per share. The Stock Purchase Agreement is filed as Exhibit 99.2 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)       Not applicable.

(b)       Not applicable.

(c)       Exhibits.

          Exhibit
          No.       Description
          ---       -----------
          2.1       Agreement and Plan of Merger by and among Security First
                    Technologies Corporation, VerticalOne Acquisition
                    Corporation and VerticalOne Corporation dated as of
                    September 23, 1999.

          99.1      Press Release dated September 24, 1999.

          99.2      Series C Preferred Stock Purchase Agreement by and between
                    VerticalOne Corporation and Security First Technologies
                    Corporation dated as of September 23, 1999.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SECURITY FIRST TECHNOLOGIES CORPORATION
                                 (Registrant)

                                        /s/ LISA A. WILKIE
                                 -------------------------------------------
                                 Lisa A. Wilkie
                                 Controller

Date: September 29, 1999

                                  EXHIBIT INDEX

Exhibit
No.       Description
---       -----------
2.1       Agreement and Plan of Merger by and among Security First Technologies
          Corporation, VerticalOne Acquisition Corporation and VerticalOne
          Corporation dated as of September 23, 1999.

99.1      Press Release dated September 24, 1999.

99.2      Series C Preferred Stock Purchase Agreement by and between VerticalOne
          Corporation and Security First Technologies Corporation dated as of
          September 23, 1999.